UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

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Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 22, 2015

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

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North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On January 22, 2015, BB&T Corporation issued a press release reporting fourth quarter 2014 results and posted on its website its fourth quarter 2014 Earnings Release, Quarterly Performance Summary and Earnings Release Presentation. The release contains forward-looking statements regarding BB&T and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated. The Earnings Release, Quarterly Performance Summary and Earnings Release Presentation are furnished as Exhibits 99.1, 99.2 and 99.3, respectively.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	BB&T Corporation's Earnings Release issued January 22, 2015.

99.2	BB&T Corporation's Quarterly Performance Summary issued January 22, 2015.

99.3	BB&T Corporation's Earnings Release Presentation issued January 22, 2015.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: January 22, 2015